UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                          WaveRider Communications Inc.
             (Exact name of registrant as specified in its charter)


              Nevada                      000-25680               33-0264030
   (State or other jurisdiction     Commission File Number:     (IRS Employer
of incorporation or organization)                            Identification No.)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
                    (Address of principal executive offices)


                                 (416) 502-3200
              (Registrant's telephone number, including area code)


_______________________________________________________________________________
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01    Other Events

      On November 17, 2005, WaveRider Communications Inc. (the " Registrant "), issued a joint press release with Wave Wireless Corporation ("Wave Wireless"), announcing that they had entered into a non-binding Letter of Intent for the merger of the Registrant and Wave Wireless. Under the terms of the proposed merger, Wave Wireless will issue to the Registrant's shareholders common shares of Wave Wireless in a tax-free, share-for-share transaction. If the merger is consummated, the Registrant will become a wholly owned subsidiary of Wave Wireless. The transaction is subject to, among other things, due diligence, the execution of a definitive agreement, necessary board of director and shareholder approvals and other customary conditions. Each party will bear its own expenses associated with the merger, including attorneys' fees and fees of financial advisors. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.

Participants in Solicitation

Wave Wireless, WaveRider, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from WaveRider shareholders with respect to the proposed transaction. Information about Wave Wireless' directors and executive officers is available in Wave Wireless' proxy statement for its 2005 annual meeting of shareholders, dated July 13, 2005. Information about WaveRider's directors and executive officers is available in WaveRider's annual report on Form 10-KSB for the year ended December 31, 2004. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.


Additional Information

Wave Wireless intends to file a registration statement, including a proxy statement of WaveRider, and other materials with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about Wave Wireless and WaveRider, at www.sec.gov, the SEC's website. Investors may also obtain free copies of these documents at www.wavewireless.com/about/investors.html. Free copies of WaveRider's filings are available at www.waverider.com/.


ITEM 9.01    Financial Statements and Exhibits

(c) Exhibits

Exhibit         Description
-------         -----------
99.1            Press Release dated November 17, 2005.



                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: November 17, 2005


                                WaveRider Communications Inc.


                                By: /s/ Charles W. Brown
                                    ----------------------------------------
                                    Charles W. Brown
                                    Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------
99.1            Press Release dated November 17, 2005.